EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as Assignor

GS MORTGAGE SECURITIES CORP.,
as Assignee

and

GMAC MORTGAGE, LLC,
as Servicer

Dated as of

June 1, 2007

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made as of the 1st day of June 2007 (this “Assignment Agreement”), among GMAC MORTGAGE, LLC, as servicer (the “Servicer”), GS MORTGAGE SECURITIES CORP., as assignee (the “Assignee”), and GOLDMAN SACHS MORTGAGE COMPANY, as assignor (the “Assignor”).

WHEREAS, Goldman Sachs Mortgage Company (“GSMC”) and the Servicer have entered into (i) the Flow Sale and Servicing Agreement dated as of March 1, 2005, (ii) the related Trade Confirmation dated as of April 22, 2005 and (iii) the related Acknowledgement and Conveyance Agreement dated as of May 31, 2005, pursuant to which the Servicer sold to GSMC, on a servicing retained basis, certain mortgage loans listed on the mortgage loan schedule attached hereto as Exhibit 1 (the “Mortgage Loans”);

WHEREAS, GSMC and the Servicer have entered into the Amended and Restated Sale and Servicing Agreement dated as of March 1, 2006 (the “Sale and Servicing Agreement”);

WHEREAS; the Assignor, the Assignee and the Servicer have agreed that the provisions of the Sale and Servicing Agreement will apply to all of the Mortgage Loans;

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of June 1, 2007 (the “Trust Agreement”), among the Assignee, as depositor, U.S. Bank National Association, as trustee (the “Trustee”) and as a custodian, Deutsche Bank National Trust Company, as a custodian (the “Custodian”), and Wells Fargo Bank, N.A., as securities administrator and master servicer (in such capacity, the “Master Servicer”), the Assignee will transfer the Mortgage Loans to the Trustee on behalf of the Trust, together with the Assignee’s rights in the Sale and Servicing Agreement;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Assignment and Assumption.

(a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans, the Sale and Servicing Agreement and the Trade Confirmation, to the extent relating to the Mortgage Loans, with the exception of its right to indemnification from the Servicer under section 8.01 of the Sale and Servicing Agreement for liabilities the Assignor may incur relating to information provided to the Assignor by the Servicer in connection with any Pass-Through Transfer or securitization of the Mortgage Loans. The Assignee hereby assumes all of the Assignor’s obligations under the Sale and Servicing Agreement and the Trade Confirmation, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale and Servicing Agreement and the Trade Confirmation from and after the date hereof, to the extent relating to the Mortgage Loans. Notwithstanding the foregoing, it is understood that the Assignor is not released from liability for any breaches of any representations and warranties made in Sections 3.01 or 3.02 of the Sale and the Servicing Agreement, or for any obligation (if any such obligation exists under the Sale and Servicing Agreement) to indemnify the Servicer for any acts or omissions of the Assignor that occurred prior to the date hereof, and the Assignee is not undertaking any such liability hereunder.

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Sale and Servicing Agreement.

(c) The Assignor, the Assignee and the Servicer agree that the provisions of the Sale and Servicing Agreement will apply to the Assigned Mortgage Loans. The Servicer and the Assignor shall have the right to amend, modify or terminate the Sale and Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

(d) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Trade Confirmation.

2.    Accuracy of the Sale and Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Sale and Servicing Agreement, (ii) the Sale and Servicing Agreement is in full force and effect as of the date hereof, (iii) other than as specified in the Assignment Assumption and Recognition Agreement dated as of June 1, 2007, among the Assignee, the Trustee, the Servicer and the Master Servicer, executed contemporaneously herewith, the Sale and Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Sale and Servicing Agreement. The Servicer, in its capacity as seller under the Sale and Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 3.01 of the Sale and Servicing Agreement are true and correct on and as of June 29, 2007.

3.    Recognition of Purchaser. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Sale and Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Sale and Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

Notwithstanding any provision of the Trade Confirmation to the contrary, in the event any Mortgage Loan is repurchased by the Servicer pursuant to any early payment default or first payment default provisions of the Trade Confirmations, the “Repurchase Price” payable to the Assignee shall be an amount equal to the sum of: (a) the outstanding principal balance of such Mortgage Loan as of the date of such repurchase, (b) accrued interest on such outstanding principal balance at the applicable Mortgage Interest Rate from the date interest was last paid through the last day of the month in which such repurchase takes place and (c) any reasonable costs and expenses incurred by the Trustee, including without limitation costs and expenses incurred in the enforcement of the Servicer’s repurchase obligation under the Trade Confirmations. It is hereby understood that the right to any excess over such amount set forth in the definition of “Repurchase Price” set forth in the Trade Confirmation is not being sold or assigned hereunder and is being retained by the Assignor.

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4.    Representations and Warranties. The Assignee hereby represents and warrants to the Assignor as follows:

(a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Sale and Servicing Agreement or this Assignment Agreement.

(b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale and Servicing Agreement and the Trade Confirmation.

(c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.    Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

(a) The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Sale and Servicing Agreement and this Assignment Agreement.

(b) This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

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(d) The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or the Trade Confirmation or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related Federal Insurer, to the extent such approval was required.

(h) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

(i) No Transferred Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary. In addition, no Transferred Mortgage Loan is a “high-cost,” “high-cost home,” “covered,” “high-risk home,” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

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(j) With respect to the Sale and Servicing Agreement, nothing has occurred or failed to occur from and after the closing date set forth in the Sale and Servicing Agreement to June 29, 2007, that would cause any of the representations and warranties relating to the Mortgage Loans set forth in Section 3.02 of the Sale and Servicing Agreement to be incorrect in any material respects as of the date hereof as if made on the date hereof.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by the Servicer in the Sale and Servicing Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6.    Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee. Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within 75 days of the Defect Discovery Date.

In the event the Servicer has breached a representation or warranty under the Sale and Servicing Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not within 60 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale and Servicing Agreement) or purchase, or substitute for the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the Sale and Servicing Agreement with respect to such Mortgage Loan.

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Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7.    Continuing Effect. Except as contemplated hereby, the Sale and Servicing Agreement shall remain in full force and effect in accordance with its terms.

8.    Governing Law. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9.    Notices. Any notices or other communications permitted or required hereunder or under the Sale and Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, GMAC Mortgage, LLC, 100 Witmer Road, Horsham, Pennsylvania 19044-0963, Attention: Chief Financial Officer, Telecopier No.: (215) 628-1467, or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention: Christina House, Facsimile: (212) 902-3000 or such other address as may hereafter be furnished by the Assignee and (iii) in the case of the Assignor, Goldman Sachs Mortgage Company, 100 Second Avenue South, Suite 200 North, St. Petersburg, Florida 33701, Attention: Debbie Brown, Telephone: (727) 825-3800, Facsimile: (727) 825-3821, with a copy to Goldman Sachs Mortgage Company, 85 Broad Street, New York, New York 10004, Attention: Anton Kuzmanov, Facsimile: (212) 902-3000, or such other address as may hereafter be furnished by the Assignor.

10.    Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.    Definitions. Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the Sale and Servicing Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:
GS MORTGAGE SECURITIES CORP.

By: /s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

ASSIGNOR:
GOLDMAN SACHS MORTGAGE COMPANY

By: Goldman Sachs Real Estate Funding
Corp., its General Partner

By: /s/ Greg A. Finck
Name: Greg A. Finck
Title: Managing Director

SERVICER:
GMAC MORTGAGE, LLC

By: /s/ Patricia C. Taylor
Name: Patricia C. Taylor
Title: Vice President

EXHIBIT 1

GMAC Mortgage Loan Schedule

EXHIBIT 2

Sale and Servicing Agreement